                                                                       (h)(2)(i)

(ING FUNDS LOGO)

June 19, 2006

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Pioneer Equity Income Portfolio, a newly established series of ING Investors Trust and ING Global Bond Fund, a newly established series of ING Mutual Funds (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous AMENDED AND RESTATED EXHIBIT A dated April 28, 2006.

     The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING VP Convertible Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, as these funds recently merged into other funds.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

                                        Very sincerely,

                                        /s/ Todd Modic
                                        ----------------------------------------
                                        Todd Modic
                                        Senior Vice President
                                        ING Investors Trust
                                        ING Mutual Funds

ACCEPTED AND AGREED TO:
DST Systems, Inc.


By: /s/ Nick Horvath
    ---------------------------------
Name: Nick Horvath
      -------------------------------
Title: Director of Mutual Fund Operations, Duly Authorized

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000        ING Investors Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700           ING Mutual Funds
                                    www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                                TYPE OF          STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION     I.D. NO.
------------------                                          ---------------   --------------   ----------
ING CORPORATE LEADERS TRUST FUND                            Trust             New York         13-6061925

ING EQUITY TRUST                                            Business Trust    Massachusetts        N/A
   ING Convertible Fund                                                                        33-0552461
   ING Disciplined LargeCap Fund                                                               06-1533751
   ING Financial Services Fund                                                                 95-4020286
   ING Fundamental Research Fund                                                               20-3735519
   ING LargeCap Growth Fund                                                                    33-0733557
   ING LargeCap Value Fund                                                                     20-0437128
   ING MidCap Opportunities Fund                                                               06-1522344
   ING MidCap Value Choice Fund                                                                20-2024800
   ING MidCap Value Fund                                                                       86-1048451
   ING Opportunistic LargeCap Fund                                                             20-3736397
   ING Principal Protection Fund                                                               86-1033467
   ING Principal Protection Fund II                                                            86-1039030
   ING Principal Protection Fund III                                                           86-1049217
   ING Principal Protection Fund IV                                                            82-0540557
   ING Principal Protection Fund V                                                             27-0019774
   ING Principal Protection Fund VI                                                            48-1284684
   ING Principal Protection Fund VII                                                           72-1553495
   ING Principal Protection Fund VIII                                                          47-0919259
   ING Principal Protection Fund IX                                                            20-0453800
   ING Principal Protection Fund X                                                             20-0584080
   ING Principal Protection Fund XI                                                            20-0639761
   ING Principal Protection Fund XII                                                           20-1420367
   ING Principal Protection Fund XIII                                                          20-1420401
   ING Principal Protection Fund XIV                                                           20-1420432
   ING Real Estate Fund                                                                        23-2867180
   ING SmallCap Opportunities Fund                                                             04-2886856
   ING SmallCap Value Choice Fund                                                              20-2024826
   ING SmallCap Value Fund                                                                     86-1048453

                                                                TYPE OF          STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION     I.D. NO.
------------------                                          ---------------   --------------   ----------
ING FUNDS TRUST                                             Statutory Trust   Delaware            N/A
    ING Classic Money Market Fund                                                              23-2978935
    ING GNMA Income Fund                                                                       22-2013958
    ING High Yield Bond Fund                                                                   23-2978938
    ING Institutional Prime Money Market Fund                                                  20-2990793
    ING Intermediate Bond Fund                                                                 52-2125227
    ING National Tax-Exempt Bond Fund                                                          23-2978941

ING INVESTMENT FUNDS, INC.                                  Corporation       Maryland            N/A
   ING MagnaCap Fund                                                                           22-1891924

ING INVESTORS TRUST                                         Business Trust    Massachusetts       N/A
   ING AllianceBernstein Mid Cap Growth Portfolio                                              51-0380290
   ING American Funds Growth Portfolio                                                         55-0839555
   ING American Funds Growth-Income Portfolio                                                  55-0839542
   ING American Funds International Portfolio                                                  55-0839552
   ING Capital Guardian Small/Mid Cap Portfolio                                                13-3869101
   ING Capital Guardian U.S. Equities Portfolio                                                23-3027332
   ING Disciplined Small Cap Value Portfolio                                                   20-4411788
   ING Eagle Asset Capital Appreciation Portfolio                                              13-3793993
   ING EquitiesPlus Portfolio                                                                  20-3606554
   ING Evergreen Health Sciences Portfolio                                                     20-0573913
   ING Evergreen Omega Portfolio                                                               20-0573935
   ING FMR(SM) Diversified Mid Cap Portfolio                                                   25-6725709
   ING FMR(SM) Earnings Growth Portfolio                                                       20-1794099
   ING FMR(SM) Equity Income Portfolio                                                             TBD
   ING FMR(SM) Small Cap Equity Portfolio                                                      20-3606533
   ING Franklin Income Portfolio                                                               20-4411383
   ING Global Real Estate Portfolio                                                            20-3602480
   ING Global Resources Portfolio                                                              95-6895627
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                                  23-3074142
   ING International Portfolio                                                                 23-3074140
   ING Janus Contrarian Portfolio                                                              23-3054937
   ING JPMorgan Emerging Markets Equity Portfolio                                              52-2059121
   ING JPMorgan Small Cap Equity Portfolio                                                     02-0558352
   ING JPMorgan Value Opportunities Portfolio                                                  20-1794128
   ING Julius Baer Foreign Portfolio                                                           02-0558388
   ING Legg Mason Partners All Cap Portfolio                                                   23-0326348
   ING Legg Mason Value Portfolio                                                              23-3054962
   ING LifeStyle Aggressive Growth Portfolio                                                   20-0573999
   ING LifeStyle Growth Portfolio                                                              20-0573986
   ING LifeStyle Moderate Growth Portfolio                                                     20-0573968
   ING LifeStyle Moderate Portfolio                                                            20-0573946

                                                                TYPE OF          STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION     I.D. NO.
------------------                                          ---------------   --------------   ----------
ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                                                         95-6895624
   ING Liquid Assets Portfolio                                                                 95-6891032
   ING Lord Abbett Affiliated Portfolio                                                        23-3027331
   ING MarketPro Portfolio                                                                     20-2990523
   ING MarketStyle Growth Portfolio                                                            20-2990561
   ING MarketStyle Moderate Growth Portfolio                                                   20-2990595
   ING MarketStyle Moderate Portfolio                                                          20-2990628
   ING Marsico Growth Portfolio                                                                51-0380299
   ING Marsico International Opportunities Portfolio                                           20-1794156
   ING Mercury Large Cap Value Portfolio                                                       02-0558367
   ING Mercury Large Cap Growth Portfolio                                                      02-0558346
   ING MFS Mid Cap Growth Portfolio                                                            51-0380288
   ING MFS Total Return Portfolio                                                              51-0380289
   ING MFS Utilities Portfolio                                                                 20-2455961
   ING Oppenheimer Main Street Portfolio(R)                                                    51-0380300
   ING PIMCO Core Bond Portfolio                                                               51-0380301
   ING PIMCO High Yield Portfolio                                                              02-0558398
   ING Pioneer Equity Income Portfolio                                                            TBD
   ING Pioneer Fund Portfolio                                                                  20-1487161
   ING Pioneer Mid Cap Value Portfolio                                                         20-1487187
   ING Stock Index Portfolio                                                                   55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                            95-6895626
   ING T. Rowe Price Equity Income Portfolio                                                   95-6895630
   ING Templeton Global Growth Portfolio                                                       51-0377646
   ING UBS U.S. Allocation Portfolio                                                           23-3054961
   ING Van Kampen Equity Growth Portfolio                                                      02-0558376
   ING Van Kampen Global Franchise Portfolio                                                   02-0558382
   ING Van Kampen Growth and Income Portfolio                                                  13-3729210
   ING Van Kampen Real Estate Portfolio                                                        95-6895628
   ING VP Index Plus International Equity Portfolio                                            20-2990679
   ING Wells Fargo Mid Cap Disciplined Portfolio                                               13-6990661
   ING Wells Fargo Small Cap Disciplined Portfolio                                             20-3602389

ING MAYFLOWER TRUST                                         Business Trust    Massachusetts       N/A
   ING International Value Fund                                                                06-1472910

ING MUTUAL FUNDS                                            Statutory Trust   Delaware            N/A
   ING Diversified International Fund                                                          20-3616995
   ING Emerging Countries Fund                                                                 33-0635177
   ING Emerging Markets Fixed Income Fund                                                      20-3617319
   ING Foreign Fund                                                                            72-1563685
   ING Global Bond Fund                                                                        20-4966196
   ING Global Equity Dividend Fund                                                             55-0839557

                                                                TYPE OF          STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION     I.D. NO.
------------------                                          ---------------   --------------   ----------
ING MUTUAL FUNDS (CONT.)
   ING Global Real Estate Fund                                                                 86-1028620
   ING Global Value Choice Fund                                                                33-0552475
   ING Greater China Fund                                                                      20-3617281
   ING Index Plus International Equity Fund                                                    20-3617246
   ING International Capital Appreciation Fund                                                 20-3617270
   ING International Fund                                                                      22-3278095
   ING International Real Estate Fund                                                          20-3616901
   ING International SmallCap Fund                                                             33-0591838
   ING International Value Choice Fund                                                         20-2024764
   ING Precious Metals Fund                                                                    13-2855309
   ING Russia Fund                                                                             22-3430284

ING PARTNERS, INC.                                          Corporation       Maryland            N/A
   ING American Century Large Company Value Portfolio                                          52-2354157
   ING American Century Select Portfolio                                                       52-2354143
   ING American Century Small-Mid Cap Value Portfolio                                          45-0467862
   ING Baron Asset Portfolio                                                                   20-3606546
   ING Baron Small Cap Growth Portfolio                                                        75-3023525
   ING Columbia Small Cap Value II Portfolio                                                   20-3606562
   ING Davis Venture Value Portfolio                                                           52-2354160
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                                 20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio                                                 20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                                        20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                                       20-1352148
   ING Fundamental Research Portfolio                                                          52-2354152
   ING Goldman Sachs(R) Capital Growth Portfolio                                               52-2354149
   ING Goldman Sachs(R) Structured Equity Portfolio                                            51-0457737
   ING JPMorgan International Portfolio                                                        06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                                        75-3023510
   ING Legg Mason Partners Aggressive Growth Portfolio                                         06-1496052
   ING Legg Mason Partners Large Cap Growth Portfolio                                          51-0457738
   ING Lord Abbett U.S. Government Securities Portfolio                                        20-3606442
   ING MFS Capital Opportunities Portfolio                                                     06-1496058
   ING Neuberger Berman Partners Portfolio                                                     20-3606413
   ING Neuberger Berman Regency Portfolio                                                      20-3606426
   ING OpCap Balanced Value Portfolio                                                          52-2354147

                                                                TYPE OF          STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION     I.D. NO.
------------------                                          ---------------   --------------   ----------
ING PARTNERS, INC. (CONT.)
   ING Oppenheimer Global Portfolio                                                            75-3023503
   ING Oppenheimer Strategic Income Portfolio                                                  20-1544721
   ING PIMCO Total Return Portfolio                                                            75-3023517
   ING Pioneer High Yield Portfolio                                                            20-3606502
   ING Solution 2015 Portfolio                                                                 20-2456044
   ING Solution 2025 Portfolio                                                                 47-0951928
   ING Solution 2035 Portfolio                                                                 20-2456104
   ING Solution 2045 Portfolio                                                                 20-2456138
   ING Solution Income Portfolio                                                               20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                      52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                                   06-1496081
   ING Templeton Foreign Equity Portfolio                                                      20-3606522
   ING UBS U.S. Large Cap Equity Portfolio                                                     06-1496055
   ING UBS U.S. Small Cap Growth Portfolio                                                     20-3736472
   ING Van Kampen Comstock Portfolio                                                           75-3023521
   ING Van Kampen Equity and Income Portfolio                                                  52-2354153

ING PRIME RATE TRUST                                        Business Trust    Massachusetts    95-6874587

ING SENIOR INCOME FUND                                      Statutory Trust   Delaware         86-1011668

ING VARIABLE INSURANCE TRUST                                Statutory Trust   Delaware            N/A
   ING GET U.S. Core Portfolio - Series 1                                                      43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                      41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                      32-0090501
   ING GET U.S. Core Portfolio - Series 4                                                      32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                      32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                      32-0090505
   ING GET U.S. Core Portfolio - Series 7                                                      83-0403223
   ING GET U.S. Core Portfolio - Series 8                                                      20-1420513
   ING GET U.S. Core Portfolio - Series 9                                                      20-1420578
   ING GET U.S. Core Portfolio - Series 10                                                     20-2936139
   ING GET U.S. Core Portfolio - Series 11                                                     20-2936166
   ING GET U.S. Core Portfolio - Series 12                                                     20-2936189
   ING GET U.S. Core Portfolio - Series 13                                                     20-4949294
   ING GET U.S. Core Portfolio - Series 14                                                        TBD
   ING VP Global Equity Dividend Portfolio                                                     25-6705433

ING VARIABLE PRODUCTS TRUST                                 Business Trust    Massachusetts       N/A
   ING VP Financial Services Portfolio                                                         86-1028316
   ING VP High Yield Bond Portfolio                                                            06-6396995

                                                                TYPE OF          STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION     I.D. NO.
------------------                                          ---------------   --------------   ----------
ING VARIABLE PRODUCTS TRUST (CONT.)
   ING VP International Value Portfolio                                                        06-6453493
   ING VP LargeCap Growth Portfolio                                                            86-1028309
   ING VP MidCap Opportunities Portfolio                                                       06-6493760
   ING VP Real Estate Portfolio                                                                20-0453833
   ING VP SmallCap Opportunities Portfolio                                                     06-6397002

ING VP NATURAL RESOURCES TRUST                              Business Trust    Massachusetts    22-2932678